UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 13, 2005

RAYTHEON COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-13699 (Commission File Number)	95-1778500 (IRS Employer Identification Number)

870 Winter Street Waltham, Massachusetts (Address of principal executive offices)	02451 (Zip Code)

Registrant's telephone number, including area code: (781) 522-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 13, 2005, the Board of Directors of Raytheon Company (the “Company”) elected Admiral Vern Clark, U.S. Navy (Ret.), to serve as a director of the Company. Vern Clark served as the Chief of Naval Operations from July 2000 to July 2005, and retired from the Navy on September 1, 2005. A copy of the press release announcing the election of Vern Clark is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1	Press Release dated December 15, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2005

RAYTHEON COMPANY

By:	/s/ Jay B. Stephens
Jay B. Stephens
Senior Vice President and General Counsel

Exhibit 99.1

Raytheon	Raytheon Company Media Relations 870 Winter Street Waltham, MA 02451 http://www.raytheon.com

News release

Contact

Steve Brecken

781.522.5127

Vern Clark Elected to Raytheon Board of Directors

WALTHAM, Mass., (Dec. 15, 2005) – The Raytheon Company (NYSE: RTN) board of directors has elected Admiral Vern Clark, U.S. Navy (Ret.), 61, to the board. With the election of Clark, the Raytheon board is comprised of 12 directors.

Clark joins the Raytheon board following 37 years of distinguished military service, culminating with his appointment in July 2000 as the 27th Chief of Naval Operations (CNO). Upon his retirement in September 2005, Clark became the second longest serving CNO in history.

Clark’s Navy experience includes having served more than half his career in command starting with a patrol gunboat as a lieutenant and concluding as the Chief of Naval Operations and member of the Joint Chiefs of Staff. In between he served in increasingly senior assignments with two destroyer squadrons, the Atlantic Fleet’s Anti-Submarine Warfare Training Center, a carrier battle group, the Second Fleet - NATO’s striking fleet, and the Atlantic Fleet.

Clark has received numerous military decorations for his service, including four Defense Distinguished Service Medals, three Navy Distinguished Service Medals, and three awards of the Legion of Merit. He has also been honored with two Distinguished Service Medals received from the Army and Air Force, as well as recognition from a number of international allied countries.

Clark earned his undergraduate degree from Evangel College in Springfield, Missouri, and an MBA from the University of Arkansas. He holds an Honorary Doctorate in Public Service from the University of Toledo and an Honorary Doctorate of Science from Old Dominion University.

Raytheon Company (NYSE: RTN), with 2004 sales of $20.2 billion, is an industry leader in defense and government electronics, space, information technology, technical services, and business and special mission aircraft. With headquarters in Waltham, Mass., Raytheon employs 80,000 people worldwide.

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